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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 15, 2004



                    -----------------------------------------

                       BIG BUCK BREWERY & STEAKHOUSE, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          MICHIGAN                     0-20845                   38-3196031

(STATE OR OTHER JURISDICTION       (COMMISSION FILE             (IRS EMPLOYER
        OF FORMATION)                  NUMBER)               IDENTIFICATION NO.)


                           550 SOUTH WISCONSIN STREET
                             GAYLORD, MICHIGAN 49734

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (989) 731-0401

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE






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ITEM 3:  BANKRUPTCY OR RECEIVERSHIP

On June 10, 2004, Big Buck (the "Company") filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code ("Chapter 11") in the United States Bankruptcy Court for the Eastern District of Michigan, Southern Division (the "Court") in Detroit. The case has been designated as Case No. 04-566761 (the "Chapter 11 Case"). The Company expects to continue in operation of its business as Debtor in Possession.

FORWARD LOOK STATEMENTS

This Form 8-K may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties or other factors which may cause actual results, performance or achievements of the Company to be materially different form any future results, performance or achievements expressed or implied by such forward-looking statements.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        BIG BUCK BREWERY &
                                        STEAKHOUSE, INC.




                                        By: /s/ Mark Provenzano
                                           ------------------------------------
                                                 Mark Provenzano
                                        Chairman of the Board and Restructuring
                                        Officer
June 15, 2004